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                                                                    EXHIBIT 99.1

                                 Microtune, Inc.
                                2201 10th Street
                               Plano, Texas 75074

                                                         August 14, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Microtune, Inc.
     Quarterly Report on Form 10-Q for the quarter ended June 30, 2002

Ladies and Gentlemen:

     Transmitted herewith are certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                       Very truly yours,

                                       Microtune, Inc.

                                       By:     /s/ Nancy A. Richardson
                                               -------------------------------
                                               Chief Financial Officer
                                               General Counsel and Secretary